EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Patriot Scientific Corporation (the "Company") on Form 10-QSB for the period ended August 31, 2005, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned officer of Patriot Scientific Corporation does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 24, 2005                         /s/ David H. Pohl
                                               ---------------------------------
                                               David H. Pohl
                                               Chief Executive Officer



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